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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

        DELAWARE                 FILE NO. 000-50886               52-3778427
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SIGNATURES

Exhibit 99.1   Press Release dated September 11, 2006


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ITEM 3.01      NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
               RULE OR STANDARD.

As a result of Gordon McCallum's appointment to the Board of Directors (the "Board") of NTL Incorporated (the "Company") on September 11, 2006, the Company is no longer in compliance with Nasdaq Marketplace Rule 4350(c)(1), which requires a Nasdaq-listed company to have a majority of independent directors serving on its Board. The Company notified the Nasdaq of this development on September 11, 2006 and, as a consequence, expects to receive written notice from Nasdaq that the Company is no longer in compliance with Nasdaq listing requirements. The Nasdaq Marketplace Rules provide that the Nasdaq may delist the Company's common stock from the Nasdaq Global Select Market if the Company has not regained compliance by the applicable date set by Nasdaq.

The Company is submitting a plan to Nasdaq outlining the steps it intends to take in order to resume compliance with Rule 4350(c)(1) as soon as practicable. Such steps involve appointing an additional independent director to the Board or securing the resignation of a non-independent director.

The press release issued by the Company on September 11, 2006 regarding these matters is attached as Exhibit 99.1 and is incorporated by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 11, 2006, the Company issued a press release announcing the appointment of Gordon McCallum as director, on September 11, 2006, effective immediately. Mr. McCallum will serve as a Class I director of the Company, with a term expiring in 2008.

Mr. McCallum was appointed pursuant to a letter agreement ancillary to our license agreement with Virgin Enterprises Limited ("Virgin"), of which Mr. McCallum is also a director. The letter agreement entitles Virgin to propose a candidate to serve on our Board, subject to the approval of the Nominating Sub-Committee of the Board's Executive Committee and the approval of the Board. Following the unanimous nomination of the Nominating Sub-Committee of the Board's Executive Committee, the Board approved Mr. McCallum's nomination. Our license agreement with Virgin, which was described in greater detail in our Form 8-K filed on April 4, 2006, permits us to use the Virgin name and brands for all consumer businesses (and as our Corporate name) for a royalty of 0.25% of the relevant revenues.


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                               EXHIBIT INDEX
                               -------------

Exhibit        Description
-------        -----------

99.1           Press release dated September 11, 2006.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 11, 2006

                                                NTL INCORPORATED




                                                By: /s/ Bryan H. Hall
                                                    -------------------------
                                                    Secretary